UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 13, 2016

Tanger Factory Outlet Centers, Inc.
Tanger Properties Limited Partnership
(Exact Name of Registrant as Specified in Charter)

North Carolina North Carolina (State or Other Jurisdiction of Incorporation)	1-11986 333-03526-01 (Commission File Number)	56-1815473 56-1822494 (IRS Employer Identification No.)

3200 Northline Avenue, Suite 360 Greensboro, NC 27408 (Address of Principal Executive Offices, including Zip Code)
3200 Northline Avenue, Suite 360 Greensboro, NC 27408 (Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code: (336) 292-3010

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Definitive Material Agreement

On October 13, 2016, Tanger Factory Outlet Centers, Inc. (the "Company"), announced that its operating partnership, Tanger Properties Limited Partnership (the "Operating Partnership"), completed a public offering of an additional $100 million of its 3.125% senior notes due 2026 (the "Notes") , pursuant to an underwriting agreement (the "Underwriting Agreement") with Merrill Lynch, Pierce, Fenner & Smith Incorporated, and U.S. Bancorp Investments, Inc. The Notes were offered and sold under a prospectus supplement and related prospectus filed with the Securities and Exchange Commission pursuant to a shelf registration statement on Form S-3. The Underwriting Agreement has been previously filed on Form 8-K on October 5, 2016.

The Notes are governed by the Indenture, dated as of March 1, 1996, among the Operating Partnership, the Company, and U.S. Bank National Association (as successor in interest to Street Bank and Trust Company), as supplemented by the Tenth Supplemental Indenture, dated as of August 8, 2016, as amended by the First Amendment to Tenth Supplemental Indenture, dated as of October 13, 2016. A copy of the First Amendment to Tenth Supplemental Indenture is attached hereto as Exhibit 4.1 and is incorporated by reference herein.

The matters described herein contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements about Tanger Properties Limited Partnership's offering of senior notes. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. More detailed information about these and other factors is set forth in Item 1A under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015. The Company is under no obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements.

Item 2.03 Creation of a Direct Financial Obligation
The information in Item 1.01 is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are included with this report:

Exhibit 4.1	First Amendment to Tenth Supplemental Indenture dated October 13, 2016
Exhibit 99.1	Press release announcing Tanger Properties Limited Partnership closing of a public offering of an additional $100 million of its 3.125% senior notes due 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 13, 2016

TANGER FACTORY OUTLET CENTERS, INC.

By:  /s/ James F. Williams
James F. Williams
Senior Vice President and Chief Financial Officer

TANGER PROPERTIES LIMITED PARTNERSHIP

By:  TANGER GP TRUST, its sole general partner

By:  /s/ James F. Williams
James F. Williams
Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.
4.1	First Amendment to Tenth Supplemental Indenture dated October 13, 2016
99.1	Press release announcing Tanger Properties Limited Partnership closing of a public offering of an additional $100 million of its 3.125% senior notes due 2026.